UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2007

EAGLE BROADBAND, INC.
(Exact name of registrant as specified in its charter)

TEXAS	1-15649	76-0494995
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

101 COURAGEOUS DRIVE LEAGUE CITY, TEXAS 77573
(Address of principal executive offices) (Zip Code)

(281) 538-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01

Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard.

On March 27, 2007, the Board of Directors of the company determined not to pursue the hearing before the Listing Qualifications Panel of the American Stock Exchange (the “Amex”) regarding the continued listing of the company’s stock, which was scheduled for March 29, 2007.  The company notified the Amex of the Board’s determination on March 27, 2007, and the company’s stock will be removed from listing on the Amex effective April 9, 2007.

Item 9.01

Financial Statements and Exhibits.

On March 28, 2007, the company issued a press release announcing the matters discussed above.  The full text of the press release is attached as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BROADBAND, INC.
(Registrant)

March 30, 2007	/s/ DAVID MICEK
David Micek
President and Chief Executive Officer